UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 27, 2020

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001‑32583	13‑3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221‑7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐  Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD Disclosure

On May 27, 2020, Full House Resorts (the “Company”) issued a press release providing a business update after the reopening of its Silver Slipper Casino & Hotel (“Silver Slipper”). The Company cautions that these results from the first five days of Silver Slipper's reopening may not be indicative of results for future periods, nor are they necessarily indicative of results that may be expected from the future reopenings of the Company's other properties. The Company does not intend to update interim results for the Silver Slipper or any of its other casinos in ordinary course.

The Company also provided an update regarding the expected reopening dates for its other casinos. The Company currently expects its Northern Nevada operations to reopen on June 4, 2020, based on yesterday’s guidance from Nevada officials. The Company continues to expect Rising Star Casino Resort to reopen on June 14, 2020, consistent with previous expectations and statements from Indiana officials. The Company does not yet have an official reopening date for Bronco Billy’s Casino & Hotel in Cripple Creek, Colorado. However, on May 22, 2020, state officials said that “the State of Colorado will be issuing guidance around casinos soon.”

A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, none of such information shall be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically referenced in any such filings.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits
	No.	Description
	99.1	Press Release of the Company dated May 27, 2020*

* This exhibit related to Item 7.01 shall be deemed to be furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: May 27, 2020	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer